Northwestern Mutual Series Fund, Inc.

Supplement Dated September 18, 2019 to the

Statement of Additional Information Dated May 1, 2019

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2019, as supplemented June 28, 2019. You should read this Supplement together with the SAI.

Appendix D – Portfolio Managers Update – Large Cap Blend Portfolio

Dain C. Tofson has joined Patrick J. English, John S. Brandser, Jonathan T. Bloom, Andy P. Ramer, Robert M. Helf, Daniel G. Sievers, Matthew T. Sullivan, Jordan S. Teschendorf and Benjamin D. Karek as co-portfolio managers of the Large Cap Blend Portfolio (the “Portfolio”). Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-113 is amended to add Mr. Tofson’s information as of August 31, 2019.

Portfolio Manager(s)	Portfolio	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Dain C. Tofson	Large Cap Blend Portfolio	5 registered investment companies with approximately $13.3 billion in total assets under management	6 other pooled investment vehicles with approximately $693 million in total assets under management	1259 other accounts with approximately $8.6 billion in total assets under management

As of August 31, 2019, Mr. Tofson does not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Large Cap Blend Portfolio.

In addition, the information for Fiduciary Management, Inc. (“FMI”), found in Appendix D under the sub-sections “Compensation of Portfolio Managers” beginning on page B-125 and “Conflicts of Interest” beginning on page B-139 also applies to Mr. Tofson.

Lastly, Matthew J. Goetzinger no longer serves as a co-portfolio manager for the Portfolio. Accordingly, all information relating to Mr. Goetzinger is deleted from the Statement of Additional Information.

Disclosure of Publicly Available Holdings Information

The information beginning on page B-82 of the SAI sub-section titled “DISCLOSURE OF PORTFOLIO HOLDINGS – Disclosure of Publicly Available Holdings Information” is revised so that the first paragraph of the sub-section provides as follows:

“The Fund makes each Portfolio’s complete holdings available semi-annually in its annual and semi-annual reports to shareholders. The Fund makes monthly filings on Form N-PORT, which such filings include each Portfolio’s complete holdings as of the designated month-end date. Form N-PORT filings are normally filed with the SEC within 60 days after the applicable Fund fiscal quarter-end. For

Form N-PORT filings for months ended September 30, 2019 and later, complete holdings information for each Portfolio will be made publicly available on the SEC website (www.sec.gov) for the third month of each fiscal quarter. In addition, the Fund makes each Portfolio’s holdings available semi-annually in filings on Form N-CSR. Form N-CSR filings normally are filed with the SEC within 10 days after the Fund transmits its annual and semi-annual reports to shareholders, and are also publicly available on the SEC’s website. Once Portfolio holdings information is filed with the SEC and made publicly available on the SEC website, it is considered publicly available for purposes of the Holdings Disclosure Policy and Procedures.”

Disclosure of Non-Public Holdings Information for High Yield Bond Portfolio

The table on page B-87 of the SAI section titled “DISCLOSURE OF PORTFOLIO HOLDINGS – Disclosure of Non-Public Holdings Information” is revised with respect to the High Yield Bond Portfolio to provide as follows:

High Yield Bond Portfolio (sub-advised by Federated Investment Management Company)

•   Barclays, Inc., for point product – analytics & modeling

•   The Yield Book, Inc., for analytics & modeling

•   Bloomberg L.P., in connection with trading systems

•   FISGlobal, for corporate action notifications

•   Glass, Lewis & Co., as proxy service provider

•   Electra Information Systems, a partner/provider of solutions and services tailored for reconciliation, data collection and aggregation

•   FactSet Research Systems Inc., for analytics and modelling

•   Sustainalytics U.S. Inc., for ESG data and research, and portfolio analytics

•   MSCI ESG Research LLC, for ESG data and research, and portfolio analytics

Please retain this Supplement for future reference.